Series Number: 1
For period ending 05/31/15

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Next $2 billion 1.100%
Over $4 billion 1.050%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Next $2 billion 0.900%
Over $4 billion 0.850%

R6
First $1 billion 1.150%
Next $1 billion 0.850%
Next $2 billion 0.750%
Over $4 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      9,234
Institutional Class                                           974
2. Dividends for a second class of open-end company shares
A Class                                           1,277
C Class                                           -
R Class                                           5
R6 Class                                           73

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0817
Institutional Class                                           $0.1015
2. Dividends for a second class of open-end company shares
A Class                                           $0.0568
C Class                                           $-
R Class                                           $0.032
R6 Class                                           $0.1164

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      109,767
Institutional Class                                           6,684
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           22,950
C Class                                           871
R Class                                           215
R6 Class                                           2,150

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $13.06
Institutional Class                                           $12.98
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.16
C Class                                           $12.90
R Class                                           $13.28
R6 Class                                           $12.98

Series Number: 2
For period ending 05/31/15

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      1,194
Institutional Class                                           96
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0288
Institutional Class                                           $0.0545
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      41,465
Institutional Class                                           1,775
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           473
C Class                                           49
R Class                                           14

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.65
Institutional Class                                           $13.81
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.31
C Class                                           $13.24
R Class                                           $13.50

Series Number: 3
For period ending 05/31/15

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
Over $1 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      278
Institutional Class                                           41
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           60

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0064
Institutional Class                                           $0.0237
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           $0.0367

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      44,205
Institutional Class                                           376
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           2,507
C Class                                           387
R Class                                           170
R6 Class                                           2,905

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.41
Institutional Class                                           $9.64
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.08
C Class                                           $8.48
R Class                                           $9.20
R6 Class                                           $9.65

Series Number: 4
For period ending 05/31/15

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

R6
First $1 billion 0.950%
Next $1 billion 0.800%
Over $2 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      -
Institutional Class                                           -
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      -
Institutional Class                                           -
2. Dividends for a second class of open-end company shares
A Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      37,722
Institutional Class                                           2,908
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           4,305
C Class                                           740
R Class                                           495
R6 Class                                           1,307

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.22
Institutional Class                                           $12.39

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.98
C Class                                           $10.87
R Class                                           $11.90
R6 Class                                           $12.42

Series Number: 7
For period ending 05/31/15

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           310
                      Institutional Class                                                      11
           2. Dividends for a second class of open-end company shares
                      A Class                                           28
                                C Class                                            -
R Class                                                      1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0231
                      Institutional Class                                           $0.0403
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0145
                                C Class                                            $0.0009
R Class                                           $0.0100

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      13,606
                      Institutional Class                                                      662
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,779
                                C Class                                            115
R Class                                            70

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.28
                      Institutional Class                                           $9.36
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.23
                                C Class                                            $9.04
R Class                                            $9.18

Series Number: 9
For period ending 05/31/15

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.000%
Over $2 billion 0.900%

R6
First $1 billion 0.950%
Next $1 billion 0.850%
Over $2 billion 0.750%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           717
Institutional                                           40
                      2. Dividends for a second class of open-end company shares
                                A Class                                           542
                                C Class                                           67
                                R Class                                                      16
R6 Class                                           84

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3312
Institutional Class                                           $0.3479
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3104
C Class                                           $0.2516
R Class                                           $0.2895
R6 Class                                           $0.3603

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,512
Institutional Class                                                      2,118
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,991
C Class                                            331
                                R Class                                            57
R6 Class                                           2,403

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.72
Institutional                                            $8.73
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.76
                                C Class                                            $8.71
R Class                                            $8.71
R6 Class                                           $8.73

Series Number: 10
For period ending 05/31/15

48)                 Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
                  Next $2 billion 0.900%
                  Over $4 billion 0.850%

      R6
First $1 billion 1.150%
Next $1 billion 0.850%
                  Next $2 billion 0.750%
                  Over $4 billion 0.700%

Series Number: 11
For period ending 05/31/15

48)                 Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
                  Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
                  Over $1 billion 0.900%

Series Number: 12
For period ending 05/31/15

48)           Investor

 First $1 billion 1.300%
 Next $1 billion 1.200%
 Next $2 billion 1.100%

Institutional

First $1 billion 1.100%
Next $1 billion 1.000%
Next $2 billion 0.900%

R6

 First $1 billion 0.950%
 Next $1 billion 0.850%
 Next $2 billion 0.750%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           -
Institutional                                           -
                      2. Dividends for a second class of open-end company shares
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $-
Institutional Class                                           $-
           2. Dividends for a second class of open-end company shares
R6 Class                                           $-

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      21,311
Institutional Class                                                      51,569
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
R6 Class                                           2,832

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.29
Institutional                                            $10.30
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
R6 Class                                           $10.30

Series Number: 13
For period ending 05/31/15

48)

Investor 1.47%
Institutional 1.27%
R6 1.12%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           -
Institutional                                           -
                      2. Dividends for a second class of open-end company shares
R6 Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $-
Institutional Class                                           $-
           2. Dividends for a second class of open-end company shares
R6 Class                                           $-

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      6,615
Institutional Class                                                      12,548
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
R6 Class                                           688

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.50
Institutional                                            $10.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
R6 Class                                           $10.51